UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1:  Report to Shareholders.

FPA Crescent Fund

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Introduction

Dear Shareholders:

Stock markets around the world had a dismal 2018, particularly in the fourth quarter with December delivering the brunt of the decline. December 2018 was the worst December for the S&P 500 since 1931 — and that's after bouncing back 6.62% over the last four trading days of the year.

We are disappointed that your portfolio managers did not cover themselves in glory in 2018. The FPA Crescent Fund ("Fund") declined -10.52% in the last quarter of the year and -7.43% for the full year. In comparison, the S&P 500 and MSCI ACWI declined -13.52% and -12.75% respectively in the fourth quarter and -4.38% and -9.42% for the full year. The Fund, with its global exposure and value focus, outperformed the global and value indexes but lagged the U.S. market.

In the context of its global and value focus, the Fund thankfully did not wholly disappoint as shown in the following table of the Fund's 2018 performance relative to domestic and global equity indexes.

FPA Crescent Performance vs. Indexes1

Name	2018
S&P 500 Growth	-0.01%
S&P 500	-4.38%
FPA Crescent	-7.43%
MSCI ACWI Growth	-8.13%
S&P 500 Value	-8.95%
MSCI ACWI	-9.42%
MSCI ACWI Value	-10.79%

The Fund's performance remains consistent with its stated long-term goals. During 2018, the Fund's downside capture was reasonable in the context of the overall market's drawdown and net risk exposure — the S&P 500 declined by more than 10% and then almost 20%, which was close to a bear market and bit more than general market "noise". This was especially true in light of our net risk exposure each quarter, which increased from 63% in the first quarter to 73% by the fourth, largely as a result of the greater number of bargains that developed amid December's volatility.

1  Source: FPA, Morningstar. Fund performance is shown net of all fees and expenses and includes the reinvestment of distributions. Comparison to indices is for illustrative purposes only. The Fund does not include outperformance of any index in its investment objectives. Please refer to page 1 for overall net performance of the Fund since inception. Past performance is no guarantee, nor is it indicative, of future results. Please see the end of this Commentary for important disclosures.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

FPA Crescent Performance During 2018 S&P 500 Drawdowns Greater than 10%2

	Jan 27 to Feb 8	Sep 21 to Dec 24
FPA Crescent	-6.03%	-14.67%
S&P 500	-10.10%	-19.36%
Crescent Downside Capture	59.70%	75.77%
FPA Crescent Net Risk (average)	63.3%	70.2%

Importantly, the Fund's 2018 drawdown was almost entirely mark-to-market; that is, the stocks we owned declined in price but we do not believe the intrinsic value or long-term earnings power of the underlying businesses was impaired.3 As long as these companies deliver on earnings in the coming years, we believe their stock prices should do just fine. We discuss specific examples in the Portfolio Commentary section.

Despite the aforementioned mediocre performance last year, we believe the Fund has achieved its stated goals this cycle, producing equity-like rates of return over the long-term while avoiding permanent impairment of capital.

FPA Crescent Achieved its Goals this Market Cycle4

Name	2007 Peak to 2018 Peak
Cumulative Return
FPA Crescent	109.47%
S&P 500	138.73%
Crescent as a percent of S&P 500
Cumulative Return	78.91%
Max Downside Capture	50.45%
Crescent Net Risk (Average)	61.3%
Volatility (Standard Deviation)	65.08%

2  Source: FPA, Morningstar. Fund performance is shown net of all fees and expenses and includes the reinvestment of distributions. Comparison to indices is for illustrative purposes only. The Fund does not include outperformance of any index in its investment objectives. Please refer to page 1 for overall net performance of the Fund since inception. Net Risk is the percentage of portfolio exposed to Risk Assets. Risk Asset generally refers to assets that may have a significant degree of price volatility. Past performance is no guarantee, nor is it indicative, of future results. Please see the end of this Commentary for important disclosures.

3  We should mention, however, the bankruptcy filing of the California utility PG&E, an investment that has never accounted for more than 1% in the portfolio, may just be the beginning of the story, as it could take many years to achieve a resolution.

4  Source: Morningstar Direct, FPA. The 2007 peak to 2018 peak dates are 10/10/07 to 9/20/18. Max drawdown for the S&P 500 2007 peak to 2018 peak was -55.25%. The standard deviation of the S&P 500 over the time period was approximately 14%. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Max downside capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has fallen. The ratio is calculated by dividing the manager's returns by the returns of the index during the down-market, and multiplying that factor by 100. Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

We took advantage of what we believed were attractive opportunities in 2018, finding possibilities to purchase good, growing businesses (albeit cyclical in some cases) at reasonable, if not good, prices. At the same time, we sold entirely or reduced positions in many of the companies that had helped drive past returns. We focus on where a company will be over the next five to seven years, consistent with a long-term holding period. Just because we believe in a certain outcome, however, doesn't mean 'Mr. Market' will see it our way immediately. In fact, 'Mr. Market' held quite a different view from our own in 2018, as on average, what we sold performed better than what we purchased.

The winners and losers for both the full year and Q4 2018 are listed here. In these periods, mark-to-market price changes in the bottom five detractors from the Fund's performance outweighed the benefit realized from the top five contributors. Other than the announcement that Transdigm plans to acquire Esterline Technologies and favorable developments in the restructuring of Puerto Rican municipal debt, there was no news that we believe to be substantive in driving both quarterly or annual winners and losers.

Winners and Losers5

Winners	Performance Contribution	Losers	Performance Contribution
Q4 2018
Esterline Technologies	0.42%	American International Group	-0.76%
Broadcom	0.15%	Baidu	-0.74%
CMS Interest Rate Caps	0.14%	Arconic	-0.64%
iShares Russell 2000 ETF (short)	0.11%	Citigroup	-0.63%
Naspers/Tencent pair trade	0.06%	United Technologies	-0.59%
	0.88%		-3.36%
YTD 2018
Esterline Technologies	0.66%	American International Group	-1.02%
Puerto Rico Municipal Bonds	0.58%	Arconic	-0.97%
Microsoft	0.43%	Jefferies	-0.79%
Cisco Systems	0.41%	Baidu	-0.74%
Broadcom	0.37%	Citigroup	-0.67%
	2.45%		-4.19%

5  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and year-to-date. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The weights of the winners and losers within the portfolio as of December 31, 2018 were: Esterline Technologies (0.0%), Broadcom (2.6%), CMS Interest Rate Caps (0.3%), iShares Russell 2000 ETF (short) (0.0%), Naspers/Tencent pair trade (1.8%), American International Group (3.3%), Baidu (2.1%), Arconic (2.4%), Citigroup (2.0%), United Technologies (2.2%), Puerto Rico Municipal Bonds (2.4%), Microsoft (1.7%), Cisco Systems(0.0%), Jeffries (2.1%). The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter or year-to-date. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter and year-to-date is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The price of a company's stock can perform better or worse than its underlying business, sometimes for extended periods. Such was the environment last year that the businesses of the companies we own performed on average within the range of our expectations — the companies we held for the full year actually beat analyst expectations. But we believe their stock prices failed to reflect that performance.

For more than a quarter century, the Fund has leaned into weakness. That is a hallmark of our past success, and we expect it to be no different in the future. We have never been able to dial in timing, however. We habitually buy and sell early which has led to Fund performance untethered from the benchmarks. The most glaring example of such divergence in the Fund's portfolio was the 1998/1999 tech bubble, when the Fund underperformed by 59.30% versus the S&P 500 during those two years. Some have suggested, only partly tongue in cheek, that once we decide to make an investment, we should consider waiting six months before we start to buy it.

Shares in a good, growing business purchased at a reasonable price should perform well over time. That doesn't mean they will perform well for all periods of time, and for the Fund's portfolio, 2018 was one such out-of-sync period. We wish we could guarantee our companies will continue to perform as expected and that the stock market will appropriately value them, but we can't. We are now midway through our third decade of operating with the same investment philosophy supported by a consistent research and portfolio management process, which we believe will allow the Fund to continue to perform well over time.

Eventually, we believe that fact trumps emotion and hope, and businesses receive a just valuation. In the interim, however, the inexplicable can frustrate and stymie both client and portfolio manager.

Given the Fund's positioning, which we discuss below, we are genuinely more encouraged than we have been in the past few years.

Portfolio Commentary

Last year was one of the Fund's more active periods on record. We took advantage of the inevitable return of volatility to eliminate and reduce certain positions while initiating and increasing others. We bought 18 new names and sold or reduced 23 names, some by more than half. The opportunities to put capital to work in 2018 allowed us to increase the Fund's net risk exposure by nearly 10 percentage points — from 63.3% to 73.1%.

The Fund's top 10 long positions, comprising roughly one-quarter of the Fund's holdings and almost 40% of its net risk exposure, have declined an average of 20% from their peaks making them relatively and absolutely attractively priced.

We believe these businesses have increased their intrinsic value per-share over the past year, and we expect them to make further progress in the years ahead, though the rate of that improvement will depend on economic conditions and management execution. But given current valuations, which we discuss below, we believe share prices should now at least keep up with business progress.

We invest on a bottoms-up basis but find it useful to group the portfolio into similar economic categories for the purposes of discussion. Below are a few of these categories.

Financials

The Fund had 14.1% net exposure to balance-sheet intensive Financials at year-end — but please keep in mind that Financials as a category inadequately distinguishes between the different types of companies in it, which include traditional banks, other types of lenders, investment banks, insurance companies, service providers/middle-men, etc. Each of these have different risk characteristics. A strong balance sheet would include well-underwritten loans and insurance policies and an appropriate amount of equity to support it, and we believe

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

the companies we own have such balance sheets, far stronger than the stock market currently appreciates. They are collectively valued at just 91% of their tangible book value as of year-end and 8.4x consensus 2019 earnings. Some of our bank holdings have strong franchises and we believe are likely to grow and earn excess returns through the cycle, for instance, Bank of America, Signature Bank and Wells Fargo. So we primarily value these on an earnings basis. Others, like AIG, Ally Financial, CIT and RBS, operate less differentiated businesses or are undergoing corporate turnarounds, and in these cases, we rely more heavily on tangible book value when thinking about value. At year-end, these companies traded at an average of 73% of tangible book value.

Jefferies Financial Group, our remaining balance sheet-intensive holding in this category, does not fit neatly in either group described above, though it serves as a good illustration of the type of financial investments we like. Jefferies operates a strong broker/dealer and a successful merchant bank. We like the owner/operator mindset of management, who have their money invested alongside ours. It has historically succeeded in creating value through timely investments through the merchant bank and by opportunistically repurchasing its shares at a sizeable discount to net asset value, or NAV. Last year, Jeffries met earnings expectations; enhanced NAV by reducing its stake in National Beef, and aggressively repurchased its shares at attractive prices. Despite those moves, Jefferies stock price declined 35% in the calendar year and now trades at just 65% of its tangible book value and an even larger discount to our low $30 assessment of NAV.

You should expect that we will increase our exposure to Financials in the event that their recent underperformance persists.

Industrials & Materials

The Fund has 21.9% of net exposure to businesses that have exposure to the industrial economy and materials. These companies range from mining to semi-conductors, and all trade in our view at inexpensive valuations based on mid-cycle earnings. As a group, they are trading at only about 11x 2019 consensus earnings expectations, or more than a 20% discount to the U.S. stock market. We believe these companies will grow on average at least as fast as the typical public company and that their economics are less susceptible to disruption by new competitors or technology. If the global economy is larger in five to seven years, we believe these companies should be worth appreciably more per-share, even with a recession along the way. On the downside, these companies would still be valued at slightly less than the stock market average even if their earnings declined by 25%, which we think is highly unlikely unless the rest of the companies in the stock market were to have earnings shortfalls.

Internet & Related (Including Cable)

In 2018, we initiated and increased stakes in a number of global internet platform companies that we believed offered good growth prospects at attractive prices, while we reduced our stake in others that were profitable investments and whose stock prices already reflected that success. This category represents 19.0% of the portfolio.

We sold down our Microsoft position, for example, which had appreciated markedly over the last eight years, and we bought a number of Asian internet platform companies at prices well below recent peaks. Our timing, though, made us look foolish over the short term. The Asian companies continued to trade poorly, declining more in the back half of the year than Microsoft. We believe these investments still have the same growth prospects but now at even more attractive prices. As a group, these investments trade at an average of around 16x earnings

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

net of cash (and lower still net of non-earning assets) as of year-end and are expected to grow their revenues by 18% in 2019.

Cable has had a taint to it for much of 2018 due to the twin fears of "cord cutting," which would displace the video business, and the development of 5G, which is supposed to allow wireless to make in-roads into broadband. We do not place much stock in either view. First, we do not believe that video is as profitable as industry segment reporting suggests. Video's free cash flow per subscriber will likely slowly erode, but we believe that will be more than offset by the latent pricing power of broadband, which is necessary for those who wish to cut the cord. Next, although 5G is something to consider, there is so far only one wireless company with any substantive investment in the technology, and it's too early to speak to its capability. Plus, cable infrastructure will still be required for the back-haul. We believe increasing demand for faster broadband makes cable a necessary and winning asset and that well-positioned cable companies will gain subscribers and the ability to increase pricing over time. We therefore purchased Charter Communications and Comcast, two geographically diversified cable companies with we think less risk of overbuilding and controlled by owner operators (although we are admittedly suspect of Comcast's purchase of Sky).

Others Including Credit

The Fund continues to maintain very low exposure to high-yield bonds, which account for just 4.7% of the portfolio. High debt levels, poor interest coverage, weak covenants, low yields, and a decade into a relatively decent economy have left us with few options that offer any reasonable margin of safety. We expect to once again be larger investors in credit when more attractive yields exist.

We recently published a white paper titled Risk is Where You're Not Looking that discusses in greater detail the impending challenges likely to face the corporate debt market, which the equity markets are unlikely to exit unscathed when they emerge.

We own a number of other companies that do not fall into a neat little box but we believe offer attractive prospects for good returns over time. For example, Kinder Morgan, once a master limited partnership but now a C-Corp — and always a pipeline transportation and energy storage company — is a younger investment in our portfolio. We believe Kinder has differentiated infrastructure assets; a great management team led by Richard Kinder, owner of around $4 billion of its stock, and reasonable growth prospects. It's a bit like a utility with the toll it takes on the oil and gas that flow through its pipes and reside in its storage facilities, but with better management, less regulation, good capital allocation, and a higher dividend yield.

Closing Remarks

It may further an understanding of our portfolio positioning to discuss what we don't own, for example, REITS, utilities and consumer staples. Simply, we do not believe that the stock of the typical company in these sectors will offer reasonable risk-adjusted returns over the next decade, given a combination of current valuation and prospective growth.

Proctor & Gamble, or P&G, the storied consumer products company, is an example of a company we don't own. Like many consumer staples companies, its moat is still substantial but not what it once was. The result is earnings growth of less than 2% over the past seven years, but its stock inexplicably trades at 20.8x 2019 consensus earnings estimates. Nonetheless, the Fund would have been better off owning it rather than many of its existing positions last year, as P&G delivered a total return of 3.57%. Yet P&G's historic growth rate is lower than the Fund's portfolio companies, which more importantly in our eyes, trade more inexpensively and offer

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

better growth prospects. P&G is no better nor worse than a number of other consumer staples companies we could have discussed.

We find this illogical. Maybe the valuation disparity is due to expectations for a weaker economy that might allow consumer staples to outperform for a time. Or maybe it is due to passive investing, which makes indiscriminate purchases as a function of inflows. However, if the stock market didn't offer irrational moments, everyone would invest in passive vehicles, and we wouldn't be in business. We prefer our portfolio.

A stock can trade higher or lower than one might expect, but if the underlying business successfully grows over time and generates free cash flow that management then allocates intelligently, said stock should make its shareholders happy over a longer period. We are happy with what we own — more happy than we have been in a number of years — and as much as we look forward to looking back, we appreciate where we are in the moment.

Although we have increased the Fund's exposures, we still have a lot of capital, about 27%, held in reserve to take advantage of lower prices. To put more capital to work, we require a larger margin of safety than what the market currently offers. Either: 1) the cyclical companies we would like to own must price in attractive returns based on our low case estimates of long-term earnings; 2) shares of the high quality companies we would like to own, such as P&G, need to decline significantly in price to offer rewarding prospective returns; or 3) the yield on high-yield bonds needs to increase from a paltry 7% to at least 9% to 10%. When such attractive valuations might occur alas lies beyond our limited capabilities.

Respectfully submitted,

Steven Romick
Portfolio Manager

February 1, 2019

Post Script:

We are ever mindful of the Fund's tax efficiency and so prudently take long-term gains whenever possible. We estimate potential capital gain exposure in the Fund was just 9% at year-end 2018, with 115% of that in the form of long-term gains — a multi-year low.

Through February 1, the Fund is up 8.23% for the year, a bit more than the S&P 500 at 8.13%, despite only being 73% invested. This significant difference when compared to last year's performance only serves to highlight why we prefer to assess rolling five-year periods and full-market cycles when judging performance, rather than focusing on the short-term.6

6  Past performance is no guarantee, nor is it indicative, of future results and there is no assurance that account's investment objective will be achieved or that the strategies employed will be successful. As with any investment, there is always the potential for gain, as well as the possibility of loss.

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index and 60% S&P 500/40% BC Agg for the Ten Years Ended December 31, 2018

The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is a broadbased unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index (the index holds investment quality bonds); the blended benchmark is a hypothetical combination of unmanaged indices, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the Consumer Price Index or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 24 and 28. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

December 31, 2018

Common Stocks		67.8%
Internet Media	7.5%
Aircraft & Parts	6.2%
Diversified Banks	5.1%
Semiconductor Devices	4.8%
Banks	4.3%
Investment Companies	3.9%
Cable & Satellite	3.8%
P&C Insurance	3.3%
Cement & Aggregates	3.2%
Infrastructure Software	2.5%
Entertainment Content	2.1%
Electrical Components	1.9%
Insurance Brokers	1.5%
Generic Pharmaceuticals	1.5%
Internet Based Services	1.5%
Home Improvement	1.4%
Institutional Brokerage	1.4%
Midstream — Oil & Gas	1.4%
Chemicals Distribution	1.4%
Mining Services	1.3%
Consumer Finance	1.2%
Containers & Packaging	1.1%
Advertising & Marketing	1.1%
E-Commerce Discretionary	1.0%
Automobiles	0.7%
Integrated Utilities	0.6%
Application Software	0.6%
Food & Drug Stores	0.5%
Specialty Chemicals	0.5%
Marine Shipping	0.3%
Base Metals	0.2%
Mortgage Finance	0.0%
Closed End Fund		2.0%
Limited Partnerships		0.9%
Preferred Stocks		0.3%
Warrants		0.0%
Convertible Preferred Stock		0.0%
Bonds & Debentures		11.7%
U.S. Treasuries	7.5%
Municipals	2.4%
Corporate Bonds & Notes	1.3%
Asset-Backed Securities	0.3%
Corporate Bank Debt	0.2%
Residential Mortgage-Backed Securities	0.0%
Short-term Investments		16.0%
Securities Sold Short		(3.2)%
Other Assets And Liabilities, Net		4.5%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2018

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 7.5%
Alphabet, Inc. (Class A) (a)	244,867	$255,876,220
Alphabet, Inc. (Class C) (a)	246,445	255,220,907
Baidu, Inc. (ADR) (China) (a)	1,826,510	289,684,486
Facebook, Inc. (Class A) (a)	1,712,860	224,538,817
		$1,025,320,430
AIRCRAFT & PARTS — 6.2%
Arconic, Inc.	19,142,780	$322,747,271
Meggitt plc (Britain)	37,569,760	225,682,749
United Technologies Corporation	2,843,770	302,804,630
		$851,234,650
DIVERSIFIED BANKS — 5.1%
Bank of America Corporation	11,365,730	$280,051,587
Citigroup, Inc.	5,324,130	277,174,208
Royal Bank of Scotland Group plc (Britain)	50,598,680	140,363,548
		$697,589,343
SEMICONDUCTOR DEVICES — 4.8%
Analog Devices, Inc.	3,478,300	$298,542,489
Broadcom, Inc.	1,391,931	353,940,215
		$652,482,704
BANKS — 4.3%
CIT Group, Inc. (b)	7,889,850	$301,944,559
Signature Bank	735,280	75,594,137
Wells Fargo & Co.	4,652,820	214,401,946
		$591,940,642
INVESTMENT COMPANIES — 3.9%
Groupe Bruxelles Lambert SA (Belgium)	2,837,130	$247,234,803
Jefferies Financial Group, Inc.	16,408,210	284,846,526
		$532,081,329
CABLE & SATELLITE — 3.8%
Charter Communications, Inc. (Class A) (a)	808,151	$230,298,790
Comcast Corp. (Class A)	8,606,120	293,038,386
		$523,337,176
P&C INSURANCE — 3.3%
American International Group, Inc.	11,345,560	$447,128,520

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

COMMON STOCKS — Continued	Shares	Fair Value
CEMENT & AGGREGATES — 3.2%
HeidelbergCement AG (Germany)	3,190,943	$195,597,749
LafargeHolcim Ltd. (Switzerland) (a)	5,741,202	236,931,071
		$432,528,820
INFRASTRUCTURE SOFTWARE — 2.5%
Microsoft Corporation	2,307,750	$234,398,168
Oracle Corporation	2,560,043	115,585,941
		$349,984,109
ENTERTAINMENT CONTENT — 2.1%
Naspers, Ltd. (N Shares) (South Africa)	1,443,658	$289,044,077
ELECTRICAL COMPONENTS — 1.9%
TE Connectivity, Ltd. (Switzerland)	3,460,697	$261,732,514
INSURANCE BROKERS — 1.5%
Aon plc (Britain)	1,436,123	$208,754,839
GENERIC PHARMACEUTICALS — 1.5%
Mylan NV (a)	7,538,520	$206,555,448
INTERNET BASED SERVICES — 1.5%
Expedia, Inc.	1,142,570	$128,710,511
Naver Corp. (South Korea)	671,403	73,582,992
		$202,293,503
HOME IMPROVEMENT — 1.4%
Mohawk Industries, Inc. (a)	1,632,710	$190,961,762
INSTITUTIONAL BROKERAGE — 1.4%
LPL Financial Holdings, Inc.	3,105,560	$189,687,605
MIDSTREAM — OIL & GAS — 1.4%
Kinder Morgan, Inc.	12,293,830	$189,079,105

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

COMMON STOCKS — Continued	Shares	Fair Value
CHEMICALS DISTRIBUTION — 1.4%
Nexeo Solutions, Inc. (a)(b)(c)	17,910,012	$153,847,003
Nexeo Solutions, Inc. (Founders Shares) (a)(b)(c)(d)(e)	3,647,564	31,332,575
		$185,179,578
MINING SERVICES — 1.3%
Glencore plc (Switzerland) (a)	48,471,780	$180,221,224
CONSUMER FINANCE — 1.2%
Ally Financial, Inc.	7,107,360	$161,052,778
CONTAINERS & PACKAGING — 1.1%
Owens-Illinois, Inc. (b)	9,048,330	$155,993,209
ADVERTISING & MARKETING — 1.1%
WPP plc (Britain)	14,231,167	$154,877,637
E-COMMERCE DISCRETIONARY — 1.0%
JD.com, Inc. (ADR) (China) (a)	6,727,750	$140,811,808
AUTOMOBILES — 0.7%
Porsche Automobil Holding SE (Germany)	1,568,623	$92,254,299
INTEGRATED UTILITIES — 0.6%
PG&E Corp. (a)	3,601,370	$85,532,538
APPLICATION SOFTWARE — 0.6%
Nexon Co. Ltd. (Japan) (a)	6,462,900	$83,432,971
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,070,460	$75,911,654
SPECIALTY CHEMICALS — 0.5%
Axalta Coating Systems Ltd. (a)	2,741,581	$64,207,827

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

COMMON STOCKS — Continued	Shares	Fair Value
MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg) (a)(b)(c)(d)(e)	1,146,250	$37,504,746
BASE METALS — 0.2%
Alcoa Corporation (a)	928,730	$24,685,643
MORTGAGE FINANCE — 0.0%
Ditech Holding Corp. (a)	8,401	$840
TOTAL COMMON STOCKS — 67.8% (Cost $8,492,560,013)		$9,283,403,328
CLOSED END FUND — 2.0%
Altaba, Inc. (a) (Cost $195,040,158)	4,777,600	$276,814,144
LIMITED PARTNERSHIPS — 0.9%
FPS LLC (a)(c)(d)(e)	260,173	$26,017,260
GACP II L.P. (c)(d)(e)	584,140	47,410,859
U.S. Farming Realty Trust, L.P. (c)(d)(e)	350,000	35,842,205
U.S. Farming Realty Trust II, L.P. (c)(d)(e)	120,000	11,796,930
TOTAL LIMITED PARTNERSHIPS (Cost $110,438,372)		$121,067,254
PREFERRED STOCK — 0.3%
INDUSTRIALS — 0.2%
General Electric Co., 3M USD LIBOR + 3.330%, VRN — 5.00% 12/29/2049 (f)	28,026,000	$21,580,020
INTEGRATED OILS — 0.1%
Surgutneftegas OJSC (Preference Shares) (Russia)	32,078,286	$18,103,330
TOTAL PREFERRED STOCK (Cost $43,301,150)		$39,683,350
WARRANTS — 0.0%
MORTGAGE FINANCE — 0.0%
Ditech Holding Corp. (a)(b)	430,887	$86
Ditech Holding Corp. (a)(b)	341,900	34
TOTAL WARRANTS (Cost $0)		$120

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

CONVERTIBLE PREFERRED STOCK	Shares or Principal Amount	Fair Value
MORTGAGE FINANCE — 0.0%
Ditech Holding Corp. (a)(b) (Cost $16,018,470)	9,950	$995
BONDS & DEBENTURES — 11.7%
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Stanwich Mortgage Loan Trust Series 2012-2 A — 0.00% 3/15/2047 (d)(e)(f)(g)	$454,902	$193,333
Stanwich Mortgage Loan Trust Series 2011-2 A — 0.00% 9/15/2050 (d)(e)(f)(g)	987,460	528,492
Stanwich Mortgage Loan Trust Series 2012-4 A — 0.00% 6/15/2051 (d)(e)(f)(g)	207,306	95,361
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.668% 8/15/2050 (d)(e)(f)(g)	856,812	451,908
Stanwich Mortgage Loan Trust Series 2010-2 A — 0.702% 2/28/2057 (d)(e)(f)(g)	1,389,505	700,588
Stanwich Mortgage Loan Trust Series 2010-4 A — 1.939% 8/31/2049 (d)(e)(f)(g)	239,008	120,699
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $2,101,122)		$2,090,381
ASSET-BACKED SECURITIES — 0.3%
OTHER — 0.3%
Kamsarmax Shipping — 11.00% 9/10/2019 (c)(d)(e)	$7,302,153	$7,302,153
Northern Shipping — 7.80% 12/24/2019 (c)(d)(e)	35,727,504	35,727,504
TOTAL ASSET-BACKED SECURITIES (Cost $43,029,657)		$43,029,657
CORPORATE BONDS & NOTES — 1.3%
BASIC MATERIALS — 0.1%
Glencore Finance Canada, Ltd. — 4.25% 10/25/2022 (g)	$8,150,000	$8,147,940
Glencore Funding LLC — 2.875% 4/16/2020 (g)	9,100,000	9,018,275
		$17,166,215
ENERGY — 0.3%
California Resources Corporation — 5.00% 1/15/2020	$2,171,000	$1,953,900
California Resources Corporation — 5.50% 9/15/2021	8,984,000	6,903,395
California Resources Corporation — 6.00% 11/15/2024	2,171,000	1,351,448
California Resources Corporation 2nd Lien — 8.00% 12/15/2022 (g)	35,750,000	24,220,625
Southwestern Energy Co. — 4.10% 3/15/2022	3,800,000	3,458,000
		$37,887,368

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
FINANCIAL — 0.0%
Ditech Holding Corp. PIK — 9.00% Cash or PIK 12/31/2024	$25,264,114	$2,131,660
INDUSTRIAL — 0.9%
Bombardier, Inc. — 5.75% 3/15/2022 (g)	$13,800,000	$12,937,500
Bombardier, Inc. — 6.00% 10/15/2022 (g)	12,670,000	11,878,125
Bombardier, Inc. — 6.125% 1/15/2023 (g)	29,534,000	27,688,125
Bombardier, Inc. — 7.45% 5/1/2034 (g)	5,800,000	5,205,500
Bombardier, Inc. — 7.50% 3/15/2025 (g)	66,677,000	62,509,688
		$120,218,938
TOTAL CORPORATE BONDS & NOTES (Cost $192,981,089)		$177,404,181
CORPORATE BANK DEBT — 0.2%
Hall of Fame TL, 3/20/2019 (c)(d)(e)(f) 1M USD LIBOR 11.000% — 16.504%	$4,784,300	$4,784,300
3M USD LIBOR 11.000% — 16.366%	4,784,300	4,784,300
MEC Filo TL 1, 1M USD LIBOR 9.000% — 11.504% 2/12/2021 (c)(d)(e)(f)	19,202,100	19,202,100
TOTAL CORPORATE BANK DEBT (Cost $28,770,700)		$28,770,700
MUNICIPALS — 2.4%
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.00% 7/1/2035	$111,230,000	$59,786,125
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2021	7,070,000	6,698,825
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2022	3,883,000	3,659,728
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2033	25,194,000	23,241,465
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	13,430,160
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2029	9,753,000	9,070,290
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2042	93,814,000	86,308,880
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.75% 7/1/2037	16,607,000	15,569,062

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.00% 7/1/2047	$14,655,000	$13,739,063
Puerto Rico Public Buildings Auth. Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.25% 7/1/2042	54,920,000	29,519,500
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2011 C, (SR LIEN-SER C), — 5.00% 8/1/2022	3,065,000	2,375,375
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (FIRST SUB-SER A-1), — 5.00% 8/1/2043	2,480,000	1,150,100
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2011 C, (SR LIEN-SER C), — 5.00% 8/1/2046	3,305,000	2,561,375
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2009 A, (UNREFUNDED-FIRST SUB-SER A), — 5.25% 8/1/2019	10,925,000	5,066,469
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2009 A, (FIRST SUB-SER A), — 5.25% 8/1/2027	1,400,000	649,250
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2010 C, (FIRST SUB-SER C), — 5.25% 8/1/2041	22,200,000	10,295,250
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (FIRST SUB-SER A-1), — 5.25% 8/1/2043	3,995,000	1,852,681
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., — 5.25% 8/1/2057	6,830,000	5,293,250
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2010 C, (FIRST SUB-SER C), — 5.375% 8/1/2036	1,085,000	503,169
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2010 A, (FIRST SUB-SER A), — 5.375% 8/1/2039	14,195,000	6,582,931
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2010 C, (FIRST SUB-SER C), — 5.50% 8/1/2040	3,920,000	1,817,900
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2010 A, (FIRST SUB-SER A), — 5.50% 8/1/2042	46,300,000	21,471,625
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2010 A, (FIRST SUB-SER A), — 5.625% 8/1/2030	3,315,000	1,537,331
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2009 A, (FIRST SUB-SER A), — 5.75% 8/1/2037	14,680,000	6,807,850
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2009 A, (FIRST SUB-SER A), — 6.00% 8/1/2042	9,025,000	4,185,344
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Series 2009 A, (UNREFUNDED-FIRST SUB-SER A), — 6.125% 8/1/2029	1,735,000	804,606
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CONV CAP APPREC-FIRST SUB-A), — 6.75% 8/1/2032	1,815,000	841,706
TOTAL MUNICIPALS (Cost $246,587,479)		$334,819,310

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. TREASURIES — 7.5%
U.S. Treasury Notes — 0.875% 4/15/2019	$140,000,000	$139,403,908
U.S. Treasury Notes — 0.875% 6/15/2019	145,000,000	143,921,939
U.S. Treasury Notes — 1.00% 3/15/2019	160,000,000	159,522,912
U.S. Treasury Notes — 1.125% 1/15/2019	73,500,000	73,452,629
U.S. Treasury Notes — 1.125% 2/28/2019	29,000,000	28,934,298
U.S. Treasury Notes — 1.25% 3/31/2019	199,000,000	198,398,861
U.S. Treasury Notes — 1.25% 4/30/2019	189,000,000	188,214,970
U.S. Treasury Notes — 1.50% 1/31/2019	100,000,000	99,908,850
TOTAL U.S. TREASURIES (Cost $1,031,884,641)		$1,031,758,367
TOTAL BONDS & DEBENTURES (Cost $1,545,354,688)		$1,617,872,596
TOTAL INVESTMENT SECURITIES — 82.7% (Cost $10,402,712,851)		$11,338,841,787
SHORT-TERM INVESTMENTS — 16.0%
Apple, Inc.
— 2.351% 1/7/2019	81,100,000	81,068,776
— 2.351% 1/10/2019	200,000,000	199,884,500
— 2.453% 1/30/2019	70,800,000	70,662,550
— 2.463% 2/7/2019	98,500,000	98,255,009
Chevron Corp.
— 2.351% 1/8/2019	200,000,000	199,910,167
— 2.359% 1/10/2019	125,000,000	124,927,500
— 2.42% 1/15/2019	58,100,000	58,046,225
— 2.42% 1/23/2019	186,500,000	186,228,746
Coca-Cola Co. (The) — 2.596% 2/6/2019	25,000,000	24,936,250
Exxon Mobil Corp.
— 2.368% 1/7/2019	85,000,000	84,966,992
— 2.369% 1/16/2019	100,000,000	99,902,917
— 2.369% 1/18/2019	139,000,000	138,847,061
General Electric Co.
— 2.839% 1/2/2019	50,000,000	49,996,111
— 2.995% 1/2/2019	92,000,000	91,992,461
— 3.043% 1/2/2019	50,000,000	49,995,833
— 3.096% 1/10/2019	179,000,000	178,863,513

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
Nestle Capital Corp.
— 2.318% 1/3/2019	$100,000,000	$99,987,333
— 2.329% 1/17/2019	100,000,000	99,898,222
— 2.409% 1/10/2019	49,200,000	49,170,849
Wal-Mart Stores, Inc.
— 2.386% 1/2/2019	75,000,000	74,995,104
— 2.398% 1/9/2019	75,000,000	74,960,667
State Street Bank Repurchase Agreement — 0.50% 1/2/2019 (Dated 12/31/2018, repurchase price of $50,419,401, collateralized by $50,120,000 principal amount U.S. Treasury Notes — 2.875% 2025, fair value $51,428,232) (h)	50,418,000	50,418,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,187,914,786)		$2,187,914,786
TOTAL INVESTMENTS — 98.7% (Cost $12,590,627,637)		$13,526,756,573
SECURITIES SOLD SHORT — (3.2)%
COMMON STOCKS SOLD SHORT — (3.2)%
Pennsylvania Real Estate Investment Trust	(592,070)	$(3,516,896)
SPDR S&P Regional Banking ETF	(5,468,450)	(255,868,775)
Tencent Holdings, Ltd. (China)	(923,900)	(37,030,210)
Utilities Select Sector SPDR Fund	(1,064,940)	(56,356,625)
Volkswagen AG (Preference Shares) (Germany)	(428,086)	(68,260,658)
WW Grainger, Inc.	(71,003)	(20,048,407)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $498,885,336)		$(441,081,571)
Other Assets and Liabilities, net — 4.5%		621,564,631
NET ASSETS — 100.0%		$13,707,239,633

(a)  Non-income producing security.

(b)  Affiliated Security.

(c)  Restricted securities. These restricted securities constituted 4.00% of total net assets at December 31, 2018. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.92% of total net assets as of December 31, 2018.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

(e)  Investments that have been valued based on significant unobservable inputs as of December 31, 2018 (Level 3) (See Note 8 of the Notes to Financial Statements).

(f)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(h)  Security pledged as collateral (See Note 9 of the Notes to Financial Statements).

At December 31, 2018 the Fund held forward foreign currency contracts and options, which are considered derivative instruments, as follows:

Forward Foreign Currency Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	102,236,930	EUR	88,725,000	3/21/2019	$102,321,985	—	$(85,055)
Total						$102,321,985	—	$(85,055)

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.122]	0.12%	6/24/2021	Barclays Bank PLC	$763,000,000	$1,999,060	$2,716,280
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.162]	0.16%	6/24/2021	Barclays Bank PLC	690,000,000	2,001,000	3,067,740

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.100]	0.10%	7/8/2021	Barclays Bank PLC	$749,000,000	$1,999,830	$2,771,300
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.141]	0.14%	7/8/2021	Barclays Bank PLC	658,000,000	2,000,320	3,016,930
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.198]	0.20%	6/30/2023	Barclays Bank PLC	678,000,000	2,000,100	2,423,850
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.273]	0.27%	6/30/2023	Barclays Bank PLC	608,000,000	2,000,320	2,683,104
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.187]	0.19%	7/10/2023	Barclays Bank PLC	658,000,000	2,000,320	2,388,540
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.269]	0.27%	7/10/2023	Barclays Bank PLC	597,000,000	1,999,950	2,648,292

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	5/22/2020	Barclays Bank PLC	$100,000,000	$21,930,000	$22,164,000
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	7/13/2020	Barclays Bank PLC	90,081,096	18,962,071	19,474,272
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.143]	0.14%	9/28/2021	Goldman Sachs Inter- national	3,345,901,000	8,750,000	12,072,011
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.182]	0.18%	9/28/2021	Goldman Sachs Inter- national	2,805,494,000	8,811,000	12,344,174
Call — 30-Year Interest Rate Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.145]	0.15%	10/4/2021	Morgan Stanley	3,125,230,200	8,281,777	12,066,514
Call — 30-Year Interest Rate Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.190]	0.19%	10/4/2021	Morgan Stanley	2,605,964,690	8,209,344	13,723,010

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	7/15/2027	Morgan Stanley	$89,879,161	$18,542,071	$18,639,770
							$109,487,163	$132,199,787

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — JPY FX (e)	$95.00	3/24/2022	Barclays Bank PLC	$194,350,000	$14,624,838	$16,920,111

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2018

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 0.100 JUL21 0.100 CALL Barclays Bank PLC .100% 07/08/2021	07/06/2018	$1,999,830	$2,771,300	0.02%
CMS CAP SWAPTION 0.122 JUN21 0.122 CALL Barclays Bank PLC .122% 06/24/2021	06/22/2018	1,999,060	2,716,280	0.02%
CMS CAP SWAPTION 0.141 JUL21 0.141 CALL Barclays Bank PLC .141% 07/08/2021	07/06/2018	2,000,320	3,016,930	0.02%
CMS CAP SWAPTION 0.162 JUN21 0.162 CALL Barclays Bank PLC .162% 06/24/2021	06/22/2018	2,001,000	3,067,740	0.02%
CMS CAP SWAPTION 0.187 JUL23 0.187 CALL Barclays Bank PLC .187% 07/10/2023	07/06/2018	2,000,320	2,388,540	0.02%
CMS CAP SWAPTION 0.198 JUN23 0.198 CALL Barclays Bank PLC .198% 06/30/2023	06/28/2018	2,000,100	2,423,850	0.02%
CMS CAP SWAPTION 0.269 JUL23 0.269 CALL Barclays Bank PLC .269% 07/10/2023	07/06/2018	1,999,950	2,648,292	0.02%
CMS CAP SWAPTION 0.273 JUN23 0.273 CALL Barclays Bank PLC .273% 06/30/2023	06/28/2018	2,000,320	2,683,104	0.02%
CMS ENERGY CORP 0.143 OCT20 0.143 CALL Goldman Sachs International .143% 09/28/2021	09/28/2018	8,750,000	12,072,011	0.09%
CMS ENERGY CORP 0.182 NOV20 0.182 CALL Goldman Sachs International .182% 09/28/2021	09/28/2018	8,811,000	12,344,174	0.09%
CMS ENERGY CORP 0.145 MAR21 0.145 CALL Morgan Stanley .145% 10/04/2021	10/03/2018	8,281,777	12,066,514	0.09%
CMS ENERGY CORP 0.190 MAR21 0.190 CALL Morgan Stanley .190% 10/04/2021	10/03/2018	8,209,344	13,723,010	0.10%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2018

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Call-Strike $0.0000.10; expires 05/22/2020; $100,000,000(Barclays Capital Counterparty) Barclays Bank PLC 05/22/2020	05/22/2017	$21,930,000	$22,164,000	0.16%
Call-Strike $0.0000.10; expires 07/13/2020; $90,081,096.000 Barclays Bank PLC 07/13/2020	07/13/2017	18,962,071	19,474,272	0.14%
Call-Strike $0.0000.10; expires 07/15/2027; $89,879,161.000 Morgan Stanley & Co. International PLC 07/15/2027	07/13/2017	18,542,071	18,639,770	0.14%
FPS LLC	10/17/2018, 12/10/2018, 12/17/2018	26,017,260	26,017,260	0.19%
GACP II L.P.	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 06/21/2018, 06/28/2018, 11/27/2018	45,557,010	47,410,859	0.35%
Hall of Fame TL, 03/20/2019	03/20/2018	9,568,600	9,568,600	0.07%
Kamsarmax Shipping — 11.00% 09/10/2019	09/08/2015, 11/29/2016, 06/07/2017, 09/08/2017	7,302,153	7,302,153	0.05%
MEC Filo TL 1, 1M USD LIBOR 9.000% — 11.504% 02/12/2021	06/29/2018	19,202,100	19,202,100	0.14%
Nexeo Solutions, Inc.	06/09/2016	156,526,500	153,847,003	1.12%
Nexeo Solutions, Inc. (Founders Shares)	06/09/2016	20,390,669	31,332,575	0.23%
Northern Shipping — 7.80% 12/24/2019	12/22/2014	35,727,504	35,727,504	0.26%
Sound Holding FP (Luxembourg)	10/07/2013	68,546,025	37,504,746	0.27%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2018

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
U.S. Farming Realty Trust, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	$27,527,690	$35,842,205	0.26%
U.S. Farming Realty Trust II, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	11,336,412	11,796,930	0.09%
TOTAL RESTRICTED SECURITIES		$537,189,086	$547,751,722	4.00%

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investment securities — at fair value (identified cost $9,704,110,626)	$10,658,218,580
Investments in affiliates at fair value (identified cost $698,602,225)	680,623,207
Short-term investments — at amortized cost (maturities 60 days or less)	2,187,914,786
Purchased options, at value (premiums received $124,112,001)	149,119,898
Cash	457
Deposits for securities sold short	504,761,918
Receivable for:
Investment securities sold	163,159,919
Investment affiliates sold	3,491,771
Capital Stock sold	31,218,278
Dividends and interest	19,765,441
Total assets	14,398,274,255
LIABILITIES
Payable for:
Securities sold short, at fair value (proceeds $498,885,336)	441,081,571
Capital Stock repurchased	107,673,236
Investment securities purchased	64,307,091
Due to broker — OTC derivatives collateral	63,991,158
Advisory fees	12,544,139
Accrued expenses and other liabilities	1,310,709
Unrealized depreciation on forward foreign currency contracts	85,055
Unrealized depreciation on foreign currency contracts	41,663
Total liabilities	691,034,622
NET ASSETS	$13,707,239,633
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 464,146,308 outstanding shares	$12,548,472,453
Distributable earnings	1,158,767,180
NET ASSETS	$13,707,239,633
NET ASSET VALUE
Offering and redemption price per share	$29.53

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,740,107)	$168,787,099
Interest	139,565,612
Income from affiliates	6,431,139
Total investment income	314,783,850
EXPENSES
Advisory fees	167,762,047
Short sale dividend expense	19,016,399
Transfer agent fees and expenses	6,522,533
Custodian fees	1,043,094
Administrative services fees	888,934
Other professional fees	803,109
Reports to shareholders	614,439
Trustee fees and expenses	394,567
Legal fees	239,422
Filing fees	122,453
Audit and tax services fees	95,473
Other	168,239
Total expenses	197,670,709
Net investment income	117,113,141
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	1,091,713,619
Investments in affiliates	104,523,097
Investments in forward foreign currency contracts	3,734,435
Investments in foreign currency transactions	2,605,682
Net change in unrealized appreciation (depreciation) of:
Investments	(3,277,484,308)
Investments in affiliates	(85,110,250)
Investment securities sold short	828,826,747
Purchased options	26,532,641
Investments in forward foreign currency contracts	998,227
Translation of foreign currency denominated amounts	(243,335)
Net realized and unrealized loss	(1,303,903,445)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,186,790,304)

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$117,113,141	$115,325,791
Net realized gain	1,202,576,833	401,345,100
Net change in unrealized appreciation (depreciation)	(2,506,480,278)	1,192,200,369
Net increase (decrease) in net assets resulting from operations	(1,186,790,304)	1,708,871,260
Distributions to shareholders	(1,204,136,931)	(644,139,908)
Capital Stock transactions:
Proceeds from Capital Stock sold	2,055,355,447	2,963,748,955
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,035,861,508	554,255,340
Cost of Capital Stock repurchased	(4,477,796,979)*	(3,653,023,894)*
Net decrease from Capital Stock transactions	(1,386,580,024)	(135,019,599)
Total change in net assets	(3,777,507,259)	929,711,753
NET ASSETS
Beginning of Year	17,484,746,892	16,555,035,139
End of Year	$13,707,239,633	$17,484,746,892
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	60,104,320	86,944,211
Shares issued to shareholders upon reinvestment of dividends and distributions	34,375,789	16,125,013
Shares of Capital Stock repurchased	(134,319,425)	(106,749,276)
Change in Capital Stock outstanding	(39,839,316)	(3,680,052)

*  Net of redemption fees of $338,489 and $331,976 for the years ended December 31, 2018 and December 31, 2017, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of year	$34.69	$32.61	$31.06	$33.74	$32.96
Income from investment operations:
Net investment income*	$0.24	$0.23	$0.24	$0.18	$0.25
Net realized and unrealized gain (loss) on investment securities	(2.78)	3.14	2.93	(0.89)	1.94
Total from investment operations	$(2.54)	$3.37	$3.17	$(0.71)	$2.19
Less distributions:
Dividends from net investment income	$(0.21)	$(0.34)	$(0.29)	$(0.31)	$(0.31)
Distributions from net realized capital gains	(2.41)	(0.95)	(1.34)	(1.66)	(1.10)
Total distributions	$(2.62)	$(1.29)	$(1.63)	$(1.97)	$(1.41)
Redemption fees	— **	— **	0.01	— **	— **
Net asset value at end of year	$29.53	$34.69	$32.61	$31.06	$33.74
Total investment return	(7.43)%	10.39%	10.25%	(2.06)%	6.64%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$13,707,240	$17,484,747	$16,555,035	$18,119,838	$19,983,836
Ratio of expenses of average net assets:
Expenses	1.18%‡	1.10%‡	1.09%‡	1.11%‡	1.20%‡
Net investment income	0.70%	0.66%	0.77%	0.53%	0.45%
Portfolio turnover rate	64%	18%	35%	48%	31%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

‡  For the periods ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, the expense ratio includes short sale dividend expense equal to 0.11%, 0.03%, 0.02%, 0.02%, 0.05% of average net assets, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $7,462,542,355 for the year ended December 31, 2018. The proceeds and cost of securities sold resulting in net realized gains of $1,182,426,585 aggregated $8,430,122,264 and $7,247,695,679, respectively, for the year ended December 31, 2018. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2018:

Unrealized appreciation	$983,530,403
Undistributed net realized gains	175,413,009

The Fund is designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code.

The tax status of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	2018	2017
Dividends from ordinary income	$74,618,157	$160,318,040
Distributions from long-term capital gains	1,129,518,774	483,821,868

The cost of investment securities held at December 31, 2018, was $10,562,108,329 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2018, for federal income tax purposes was $1,942,350,305 and $958,819,902, respectively resulting in net unrealized appreciation of $983,530,403. As of and during the year ended December 31, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended December 31, 2018, the Fund reclassified $9,338 from Distributable Earnings into Paid in Capital to align financial reporting to tax reporting. These permanent differences rose principally from differing book and tax treatment of from a prior period adjustment.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the year ended December 31, 2018, the Fund paid aggregate fees and expenses of $394,567 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2018, the Fund collected $338,489 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2018: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,025,320,430	—	—	$1,025,320,430
Aircraft & Parts	625,551,901	$225,682,749	—	851,234,650
Diversified Banks	557,225,795	140,363,548	—	697,589,343
Semiconductor Devices	652,482,704	—	—	652,482,704
Banks	591,940,642	—	—	591,940,642
Investment Companies	284,846,526	247,234,803	—	532,081,329
Cable & Satellite	523,337,176	—	—	523,337,176
P&C Insurance	447,128,520	—	—	447,128,520
Cement & Aggregates	—	432,528,820	—	432,528,820
Infrastructure Software	349,984,109	—	—	349,984,109
Entertainment Content	—	289,044,077	—	289,044,077
Electrical Components	261,732,514	—	—	261,732,514
Insurance Brokers	208,754,839	—	—	208,754,839
Generic Pharmaceuticals	206,555,448	—	—	206,555,448
Internet Based Services	128,710,511	73,582,992	—	202,293,503
Home Improvement	190,961,762	—	—	190,961,762
Institutional Brokerage	189,687,605	—	—	189,687,605

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Midstream — Oil & Gas	$189,079,105	—	—	$189,079,105
Chemicals Distribution	153,847,003	—	$31,332,575	185,179,578
Mining Services	—	$180,221,224	—	180,221,224
Consumer Finance	161,052,778	—	—	161,052,778
Containers & Packaging	155,993,209	—	—	155,993,209
Advertising & Marketing	—	154,877,637	—	154,877,637
E-Commerce Discretionary	140,811,808	—	—	140,811,808
Automobiles	—	92,254,299	—	92,254,299
Integrated Utilities	85,532,538	—	—	85,532,538
Application Software	—	83,432,971	—	83,432,971
Food & Drug Stores	—	75,911,654	—	75,911,654
Specialty Chemicals	64,207,827	—	—	64,207,827
Marine Shipping	—	—	37,504,746	37,504,746
Base Metals	24,685,643	—	—	24,685,643
Mortgage Finance	840	—	—	840
Closed End Fund
Internet Media	276,814,144	—	—	276,814,144
Limited Partnerships	—	—	121,067,254	121,067,254
Preferred Stock
Industrials	—	21,580,020	—	21,580,020
Integrated Oils	—	18,103,330	—	18,103,330
Warrants
Mortgage Finance	120	—	—	120
Convertible Preferred Stock
Mortgage Finance	—	995	—	995
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	—	2,090,381	2,090,381
Asset-Backed Securities
Other	—	—	43,029,657	43,029,657
Corporate Bonds & Notes	—	177,404,181	—	177,404,181
Corporate Bank Debt	—	—	28,770,700	28,770,700
Municipals	—	334,819,310	—	334,819,310
U.S. Treasuries	—	1,031,758,367	—	1,031,758,367
Short-Term Investments	—	2,187,914,786	—	2,187,914,786
	$7,496,245,497	$5,766,715,763	$263,795,313	$13,526,756,573

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (currency risk)	—	$(85,055)	—	$(85,055)
Currency Options (currency risk)	—	—	$16,920,111	16,920,111
Purchased Options (interest rate risk)	—	—	132,199,787	132,199,787
	—	$(85,055)	$149,119,898	$149,034,843
Common Stock Sold Short	$(335,790,703)	$(105,290,868)	—	$(441,081,571)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2018:

Investments	Beginning Value at December 31, 2017	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2018	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2018
Common Stocks	$48,778,633	$24,420,585	$7,210,807	$(11,572,704)	—	$68,837,321	$23,606,436
Limited Partnerships	57,963,534	709,614	84,431,275	(22,037,169)	—	121,067,254	(841,196)
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	14,112,680	1,717,350	—	(13,739,649)	—	2,090,381	(122,626)
Asset-Backed Securities Collateralized Loan Obligations	43,195,522	—	1,276,809	(44,472,331)	—	—	—
Asset-Backed Securities Other	47,375,590	—	—	(4,345,933)	—	43,029,657	—
Corporate Bank Debt	—	—	28,770,700	—	—	28,770,700	—
Purchased Options (interest rate risk)	53,684,812	28,461,952	50,053,023	—	—	132,199,787	28,461,952
Currency Options (currency risk)	18,849,423	(1,929,312)	—	—	—	16,920,111	(1,929,312)
	$283,960,194	$53,380,189	$171,742,614	$(96,167,786)	—	$412,915,211	$49,175,254

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $75,911,654 from Level 1 to Level 2 during the year ended December 31, 2018. The transfers between Level 2 and Level 1 of the fair value hierarchy during the year ended December 31, 2018, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2018:

Financial Assets	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Other	$43,029,657	Most Recent Capitlization (Funding) (d)	Cost	$100.00
Residential Mortgage-Backed — Non-Agency CMO	$2,090,381	Methods of Comparables/Consensus Pricing (c)	Quotes/Prices	$41.23-$54.57 ($48.81)
			Discount	0.00%-1.50% (0.80%)
Corporate Bank Debt	$28,770,700	Most Recent Capitlization (Funding) (d)	Cost	$100.00
Currency Options (currency risk)	$16,920,111	Third-Party Broker Quote (e)	Quotes/Prices	$0.09
Purchased Options (interest rate risk)	$132,199,787	Third-Party Broker Quote (e)	Quotes/Prices	$0.00-$0.22
Common Stocks — Long	$31,332,575	Restricted Assets (a)	Discount	$8.59
	$37,504,746	NAV adjusted to Fair Value (b)	N/A	$32.72
Limited Partnerships	$73,428,119	NAV as Practical Expedient (g)	N/A	$81.16-$100.00
	$47,639,135	Discounted NAV (f)	Discount	9.83%

(a)  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

(b)  The NAV provided by the administrator of the LLC includes fixed assets valued at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(c)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

(d)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

(e)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(f)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

(g)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of the Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts and purchased options, at value	$16,920,111	Unrealized depreciation on forward foreign currency contracts	$(85,055)
Interest rate contracts	Purchased options, at value	132,199,787		—
Total		$149,119,898		$(85,055)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in forward foreign currency contracts and purchased options	$3,734,435	$(931,085)
Interest rate contracts	Net realized gain on purchased options/Net change in unrealized appreciation (depreciation) on purchased options	—	28,461,953
Total		$3,734,435	$27,530,868

During the year ended December 31, 2018 the Fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $104,663,707, respectively.

The following table represents the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2018:

Purchased Options
Average notional amount
Calls	$7,246,487,702
Puts	194,350,000

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2018:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)	Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$50,418,000	$(50,418,000)**	—	—
Barclays Bank PLC:
Forward foreign currency contracts Payable	$(85,055)	—	—	$(85,055)
Purchased Options	$80,274,419	$(39,521,158)	—	$40,753,261
Goldman Sachs International:
Purchased Options	$24,416,185	$(15,070,000)	—	$9,346,185
Morgan Stanley:
Purchased Options	$44,429,294	$(9,400,000)	—	$35,029,294

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $51,428,232 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Commitments

For the year ended December 31, 2018, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
GACP II L.P.	$22,788,372

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2018, appear below:

Investments	Shares as of December 31, 2017	Beginning Value as of December 31, 2017		Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investments
Common Stocks — 4.97%
Aircraft & Parts — 0.00%
Esterline Technologies Corporation(a)	2,630,901	$196,528,305		—	$(315,229,420)	$91,120,603	$27,580,512	—	—	—
Meggitt plc	38,965,308	253,015,613	(e)	—	—	—	27,527,704 (e)	—	—	—
		449,543,918		—	(315,229,420)	91,120,603	55,108,216	—		—
Banks — 2.21%
CIT Group, Inc.	8,913,170	438,795,359		$10,435,329	(63,578,828)	15,142,720	(98,850,021)	$301,944,559	7,889,850	$6,431,139
Chemicals Distribution — 1.35%
Nexeo Solutions, Inc. (Founders Shares)(a)(b)(c)(d)	2,431,709	9,936,033		7,210,807	—	—	14,185,735	31,332,575	3,647,564	—
Nexeo Solutions, Inc.(a)(b)	17,691,717	160,994,625		1,294,509	—	—	(8,442,131)	153,847,003	17,910,012	—
		170,930,658		8,505,316	—	—	5,743,604	185,179,578		—
Containers & Packaging — 1.14%
Owens-Illinois, Inc.(a)	8,912,900	197,598,993		4,458,514	(2,258,825)	(1,739,267)	(42,066,206)	155,993,209	9,048,330	—
Marine Shipping — 0.27%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)	1,146,250	28,084,045		—	—	—	9,420,701	37,504,746	1,146,250	—
Limited Partnerships — 0.00%
WLRS Fund I LLC(a)(b)(c)(d)	968	6,954,505		—	(8,505,315)	—	1,550,810	—	—	—

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Shares as of December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investments
Convertible Preferred Stock — 0.00%
Mortgage Finance
Ditech Holding Corporation(a)	—	—	$16,019,429	$0	$(959)	$(16,017,475)	$995	9,950	—
Warrants — 0.00%
Ditech Holding Corporation(Class A)(a)(c)	—	—	0	—	—	86	86	430,887	—
Ditech Holding Corporation(Class B)(a)(c)	—	—	0	—	—	34	34	341,900	—
		—	0	—	—	120	120		—
Total Affiliate Investments — 4.97%		$1,291,907,478	$39,418,588	$(389,572,388)	$104,523,097	$(85,110,251)	$680,623,207		$6,431,139

(a)  Non-income producing security.

(b)  Restricted securities. These securities are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures.

(d)  Investments that have been fair valued based on significant unobservable inputs as of December 31, 2018 (Level 3) (See Note 8 of the Notes to Financial Statements).

(e)  Represents reclassification of securities no longer affiliated with the Fund.

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA CRESCENT FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust"), including the portfolio of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2017 and the financial highlights for the years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2018.

Los Angeles, CA
February 22, 2019

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 13, 2018, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2019, on the recommendation of the Independent Trustees, who met in executive session on August 13, 2018 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 9, 2018, with the Independent Trustees meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 9 meeting, the Independent Trustees, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreement. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 9 meeting, the Independent Trustees requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Trustees also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Trustees were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Trustees received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Trustees and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Trustees when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Trustees these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees, as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Steven Romick, who has managed the Fund since its inception in 1993, Mark Landecker, who joined the Adviser in 2009 and has served

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

as portfolio manager since 2013 and Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Broadridge category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees also considered FPA's representation that the Fund's size did not impede its ability to manage the Fund. The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted the Fund outperformed its Peer Group median for the three-, and 10-year period ending March 31, 2018, but underperformed its Peer Group median for the one-, and 5-year period ending March 31, 2018. The Board and the Independent Trustees further noted the Fund underperformed the Fund's benchmark, S&P 500 Index, for the same time periods. They also noted that Broadridge has continued to give the Fund a "Gold" Analyst Rating. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Independent Trustees noted that the Fund experienced significant increases in its net assets several years ago, in recent years asset levels have modestly declined. They also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) maintaining a portfolio management team of three and a team of analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered that the Adviser had agreed to forgo the compensation for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders, as well as steps that the Adviser had taken to slow the asset growth of the Fund.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2019.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2018	$1,000.00	$1,000.00
Ending Account Value December 31, 2018	$931.90	$1,019.35
Expenses Paid During Period*	$5.65	$5.91

*  Expenses are equal to the Fund's annualized expense ratio of 1.16%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2018 (184/365 days).

FPA CRESCENT FUND
PRIVACY POLICY

(Unaudited)

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial adviser or consultant, and/or (v) from information captured on applicable websites. The nonpublic personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LP.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial adviser or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website,

FPA CRESCENT FUND
PRIVACY POLICY (Continued)

(Unaudited)

the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee	2015	Registered Investment Adviser, ML2 Wealth Advisors. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
Allan M. Rudnick, 1940	Trustee & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust and FPA New Income, Inc. (since 2010), of Source Capital, Inc. (since 2012), and of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012).	8	None

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Senior Vice President and Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

In the fourth quarter 2018, the FPA International Value Fund (the "Fund") declined 6.70% (in U.S. currency), net of fees and expenses (the Fund's net expense ratio was 1.29%). This compared to a decline of 11.46% over the same period for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index").

Long-term returns

Over the full calendar year, the Fund declined 10.81%, net of fees and expenses (the Fund's net expense ratio was 1.29%). This compared to a decline of 14.20% for the Index over the same period.

Most importantly, since its inception on Dec. 1, 2011, the Fund has returned an average of 6.44% per year, net of fees and expenses (the Fund's net expense ratio averaged just under 1.3% over the period). This compares to an annualized return of 4.62% for the Index.

We are encouraged by the Fund's returns (not to mention that of our equity holdings), both absolute and when compared to the Index, any foreign value or blend category, or industry peers. However, we'd like to remind our readers, as we have often done in the past (during both positive and negative periods), that our focus is on the long term, and that we may at times experience negative short-term performance. Because of this, we encourage shareholders to evaluate the Fund's returns over long periods of time, including a full market cycle.

We also note that cash and equivalent holdings accounted for 22% of the Fund's total net assets at the end of the period. Since the Fund's inception, cash exposure has averaged a little over 31%, while fluctuating from less than 12% to more than 40%, depending on the availability of suitable investment opportunities.

Notwithstanding the positive impact of cash on performance this past year, the Fund's equity holdings outperformed the Index in 2018. Most importantly given our long-term focus, the Fund's equity holdings' annualized return since inception remains close to 14%, which compares favorably to 4.6% for the Index.

Looking back1

In our fourth quarter 2017 commentary, we wrote that "any intelligent investor with remotely adequate incentives [would] recognize that markets around the world have reached a point of 'total exuberance.'" We described the market environment then as one of the worst we had seen in a long time with "irrational expectations and valuations (...) across the board." In particular, we pointed out the naivety and complacency toward technology themes and growth investments. Around the time we drafted these comments, the Index peaked. It went on to decline more than 20% from January 26 to the trough on December 21, before reversing course for a few days as is often the case at the end of the year. While the market correction was broadly felt, it was particularly severe for growth and technology investments.

In the first quarter of 2018, we also drew parallels between what we were experiencing then and what happened in the first few months of 2014, when we monetized many past investments and the Fund's cash exposure increased to 40%. During 2018, we followed the same value discipline, and sold out of many equity

1  Throughout this Commentary, detractors and contributors to Fund performance noted are based on contribution to return for the periods noted. Any specific contributor/detractor to performance percentages mentioned are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

1

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

holdings following a 43% increase in their value in 2017. However, this time the Fund made simultaneous investments in Brazil, which prevented the post-sale cash from rising to such high levels as we saw in 2014. We viewed Brazil as an outlier in a broad-based market rally, with the Ibovespa index having fallen 19% in the first half of the year. In our second quarter 2018 commentary, we shared some of our thoughts on the region in a paragraph called "Space Oddity." The combined exposure of these Brazilian holdings, together with cash, at one point accounted for more than 40% of the fund's assets in the earlier part of the year.

In the later part of the year, but especially in the fourth quarter, we benefited from this exposure, with cash holding steady (evidently) and Brazilian equity holdings outperforming the Index. Brazilian businesses accounted for five out of our six best-performing holdings and six top contributors this quarter. Despite the particularly strong quarter, we believe many of our recently added Brazilian names continue to offer significant discounts to intrinsic value.

We would also highlight that most of the Fund's decline for the year took place in the fourth quarter, and came in large part from more recently added holdings that were already highly discounted, rather than past winners. This means we didn't give back past unrealized gains as other market participants may have. Instead, many of our more recent additions simply became even more attractive. Three out of our six worst-performing holdings and six worst contributors this quarter were relatively recent investments. Unsurprisingly, two of them were technology-related.

Other detractors to performance in the quarter included a business related to oil and gas, along with several companies with exposure to the UK. British equities in general have experienced significant volatility as a function of the country's ongoing negotiations to separate from the European Union ("Brexit").

Key performers2

The largest detractor to performance this quarter was Sulzer. It was also our worst-performing holding, with a share price that fell 33.9% (in U.S. currency) in the fourth quarter.3 Based in Switzerland, Sulzer is a leading provider of pump equipment and related services, with significant exposure to the oil and gas industry. Oil prices came down 35% in the period, which we believe may have caused Sulzer's stock to experience a similar decline in price. Fundamentally though, nothing transpired in the past few months with regard to the business, its management, operating performance, or the strength of the balance sheet that would cause us to change our assessment of the company. For that reason, we remain interested in being long-term shareholders of Sulzer, and we took advantage of the price weakness to increase our investment in the group.

2  Top Five Contributors (Contribution %, Weight %): G8 Education (1.27%, 2.5%); BK Brasil Operacao e Assessoria (0.86%, 2.0%); Magazine Luiza (0.41%, 2.8%); TOTVS (0.34%, 2.6%); Hypera (0.31%, 2.5%).

  Bottom Five Contributors (Contribution %, Weight %): Sulzer (-1.01%, 2.8%); Dignity (-0.92%, 2.7%); Sumo Group (-0.75%, 2.0%); Ryanair Holdings (-0.73%, 4.2%); Volution Group (-0.68%, 2.3%)

  The above reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the quarter. See important disclosures in Footnote 1 above and at the end of this Commentary. Past performance is no guarantee of future results.

3  Based on the percentage of Sulzer's share price change from Sept. 30 to Dec. 31, 2018 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of Dec. 31, 2018, Sulzer represented 2.8% of the Fund's net assets.

2

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Our best-performing holding this quarter was BK Brasil Operacao E Assesso ("BKB"), with a share price that rose 64.1% (in U.S. currency).4 BKB also was second among our top contributors to performance this quarter. The best contributor was G8 Education ("G8"). We have commented on that company a couple of times recently, as G8 was our worst-performing disclosed holding in both the fourth quarter 2017 and the first quarter 2018.

Based in Australia, G8 is one of the country's largest operators of childcare centers. We invested in G8 when the company was experiencing material cyclical challenges. Too much capital desperate for yields had been flowing into properties used for early education. As supply overshot demand, occupancy levels were negatively impacted. The downturn triggered material changes at G8 in terms of ownership, management, and strategic focus. The combination of these disruptive factors likely caused the prolonged, significant decline in the company's share price, some of which took place after our initial purchase.

We have frequently noted that as value investors we often find ourselves leaning into a declining stock price at the time of initial purchase. As such, it is typical for us to see new portfolio additions rank among the worst-performing holdings and contributors in the subsequent months. As long-term investors, we are willing to weather such volatility. There are a couple of reasons for this. First, when businesses experience short-term negative developments is often when genuine bargains can be found. We also do not think one can reliably predict how a stock might respond to negative momentum, which makes it impossible to pick the optimal time to invest. If a company meets all of our quality requirements, our discipline is to invest when the discount to intrinsic value gets above 30%. If the price comes down further, and the discount widens, we add to the investment. This naturally lowers our weighted average cost per share and increases the potential upside. While simple, this approach requires both conviction and fortitude. There is no guarantee that a stock trading at an already high discount to fair value will not decline in price from there.

In the case of G8, we mentioned at the time of our initial purchase that we expected the underlying business to remain under pressure in the short term. However, we believed that recent changes could be strong positives for the company and presented opportunities for improvements after years of poorly managed growth. Furthermore, we expected long-term structural drivers to support continued demand growth for early education, and we thought G8's business fundamentals were strong.

In the fourth quarter, the childcare center market started to show signs of improvement, in part thanks to the new government subsidies for all-day care (that had long been scheduled to come into effect in 2018). Some of the initiatives launched by G8's new CEO (who had joined a few months before our investment) also started to have a positive impact on the business. As a result, we suspect market sentiment shifted, which drove the share price up 40% (in U.S. currency) between September 30 and December 31, 2018.5

Despite the recent increase, we remain interested in being shareholders of G8, subject to the stock continuing to trade at an appropriate discount to our estimate of its intrinsic value.

4  Based on the percentage of BKB's share price change from Sept. 30 to Dec. 31, 2018 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of Dec. 31, 2018, BKB represented 2.0% of the Fund's net assets. Past performance is no guarantee, nor is it indicative, of future results. Please see important disclosures at the end of this Commentary.

5  This share price change may not equate with the performance of the holding in the Fund. As of Dec. 31, 2018, G8 represented 2.5% of the Fund's net assets. Past performance is no guarantee, nor is it indicative, of future results. Please see important disclosures at the end of this Commentary

3

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio activity6

As always, through the quarter we continued to add to holdings we believe offer compelling discounts to intrinsic value, and to trim positions that are becoming less attractively priced. We also consistently rebalanced individual positions based on relative discounts to intrinsic value. While this helps ensure that our most compelling investments are more heavily weighted and can drive performance, it is important to realize that it can also inflate portfolio turnover at times, particularly if volatility increases.

More fundamentally, our equity exposure increased as we took advantage of market weakness in the fourth quarter to put more money to work. As referenced earlier, cash exposure was 22% at December 31, down from more than 26% at the end of the third quarter. This means we reinvested about 15% of our cash during the period, not including any redeployment of the proceeds from monetizing past gains during the period.

We increased our ownership of some portfolio companies whose stocks experienced material weakness, as in the aforementioned case of Sulzer. We also made new purchases, including Stroeer. Based in Germany, Stroeer is a leading provider of out-of-home advertising solutions with around 300,000 sites across the country. The group also operates a large portfolio of German-language websites, and through several acquisitions, is also a provider of direct marketing services.

In terms of sales, we exited our position in Frutarom following its acquisition by one of its larger peers, U.S.-based International Flavors and Fragrances ("IFF"). Based in Israel, Frutarom is a leading producer of key ingredients for food and beverage products. Since the merger between Essilor and Luxottica has closed, we are now holders of EssilorLuxottica stock. Based in France, Essilor is the a leading producer of eyeglass lenses. Based in Italy, Luxottica is the a leading producer of frames and sunglasses. Lastly, we sold our position in Alicorp. Based in Peru, Alicorp is the country's leading producer of food, home and personal care products, including margarine, pastas, mayonnaise, detergent and hair care products. Alicorp's share price had increased significantly and converged toward our estimate of intrinsic value, so it no longer offered the margin of safety we require. We continue to view Alicorp as a well-run, high-quality business that we would consider owning again at the right price.

Portfolio profile

Net of these transactions, the portfolio remained focused on our best ideas, with 31 disclosed positions at the end of the period. The top 10 positions accounted for just under 30% of the Fund's assets, and close to 38% of the invested portion. The top five accounted for about 16% of assets and just over 20% of the invested portion. The weighted average discount to fair value of these holdings increased to 34%, which we consider an attractive level for the portfolio by historical standards.

The Fund's median capitalization size was in excess of $7 billion, and the weighted average was about $38 billion at the end of the quarter. More than 40% of our invested assets were in companies with a market capitalization in excess of $10 billion. However, we do not consider a company's market capitalization size to be

6  The information provided in this section does not reflect all positions purchased, sold or recommended by FPA during the quarter. Portfolio composition will change due to ongoing management of the funds. As of 12/31/18, the securities mentioned and corresponding position sizes were as follows: Sulzer (2.5%); Ströer 2.4%. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, FPA, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of this Commentary for important disclosures.

4

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

a relevant criterion from an investment perspective. We are invested across a wide range of market capitalization sizes, from about $140 million to close to $400 billion.

Geographic exposure

We are similarly indifferent to which sector a company operates in, or where it happens to be domiciled. Nonetheless, looking at the Fund's geographic profile at the end of the quarter, just under 40% of total assets were invested in companies domiciled in Continental Europe. For the most part, this exposure was geared toward Northern European markets like France, Holland, Ireland, Germany, and Switzerland. UK investments accounted for 13% of total assets, and emerging markets accounted for a little over 20% of total assets, which is an historical high for the Fund. As discussed earlier and in past commentaries, the vast majority of the emerging market exposure was geared to Latin America, and specifically to Brazil. Australian holdings made up 3% of total assets.

It is worth noting that while 'emerging markets' is often simplistically considered one region, the term encompasses a broad range of diverse economic and business realities. What's more, many countries in this group do not meet our investment requirements. While we select stocks based on the fundamentals of the underlying businesses, we also limit ourselves to countries with established rules of law and a political system that allows for their transparent and unbiased enforcement.

Investable markets

On this front, we are wary of how political conditions are changing in China. In our view, it is increasingly clear to us that the country's political system has morphed into a Stalinian regime and that its leaders have embraced a new agenda far less focused on economic development and business dynamics. We are concerned with how it seems to be impacting the ownership and governance of even some of the country's most prominent companies. Given the place that China has taken in the global economy over the past 15 years, we are also concerned about the broader ramifications for many businesses around the world, particularly on the supply and manufacturing sides. This is often a topic we discuss when meeting with management teams, and many have echoed our concerns and shared plans to adjust their operational set-up accordingly.

That said, political challenges are growing everywhere, causing us to more frequently question whether certain markets should remain on our list of 'investable' geographies. In Mexico for instance, many executives have shared with us their concerns about the political agenda of newly elected President Andres Manuel Lopez Obrador. In Europe, changing conditions could also raise more questions. Italy is now ruled by a populist coalition of two extreme parties: The Five Star Movement and the League. In the UK, Prime Minister Theresa May is struggling with the legacy of the Brexit vote, and could end up ceding power to Labour Party leader Jeremy Corbyn, who has expressed radical views.

Lastly, we were recently reminded of the challenges that exist in Japan. Since the inception of the Fund, we've had limited exposure to this market. We had none at the end of the quarter. Putting aside the issue of valuations in Japan, which we generally consider to be unattractive, there are several reasons for our historical under-exposure to the region, which we have explained on multiple occasions. Notwithstanding the price distorting effects and long-term implications of the Japanese government's aggressive monetary policies (that include purchasing large amounts of equities), one of the most important challenges we face in Japan is what we believe to be the generally low quality of corporate governance. While we give some credence to the old argument that things are changing in Japan, we've argued that the road to travel is long, and change is happening at a slow pace.

5

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The Nissan saga brutally reminded us of the opaque, political, and arbitrary nature of the Japanese corporate world. Having lived through the Olympus scandal a few years ago, it wasn't a surprise to us. What transpired is stunning nonetheless. One of the world's most respected and successful managers, and a foreign citizen, Carlos Ghosn, was suddenly arrested on bizarre allegations, then summarily fired from his post as Chairman at Nissan. The arrest was leaked ahead of time and staged for coverage by local media. While we understand Mr. Ghosn has yet to be charged with any crime, he has been detained for almost two months in spartan conditions, with constant lighting, no sense of time, limited contact with the outside world, and repeated interrogations by prosecutors without a lawyer present. As he continues to deny any wrongdoing, prosecutors have kept piling on allegations in an effort to keep denying him bail and coerce him into confessions. To make things worse, it seems the attack on the executive may have been an effort to thwart his plans to integrate Nissan with its alliance partners into a holding structure, and to remove Nissan's CEO from his post. Such a sinister play belongs in the darkest (yet all too real) pages of Darkness at Noon, not the boardroom of a public company. We find it appalling, and hard to reconcile with our discipline of investing only in "countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws."

Sector exposure

From a sector standpoint, we noted in past commentaries that we often migrate toward businesses that are cash generative and not very capital intensive. Those include service-type businesses and consumer goods companies. At the end of the quarter, Consumer Discretionary and Consumer Staples together were the Fund's largest exposure, and accounted for 29% of totalassets. The Fund still had notable exposure to Industrials, which accounted for 23% of total fund assets, and to Information Technology and Communication Services, which accounted for almost 15% of total assets. Healthcare accounted for 8% of total assets.

We also had 3% of the Fund in Financials. This represents our relatively recent investment in Irish bank AIB Group. Outside of this one holding, we have had no exposure to banks since the Fund's inception. On multiple occasions, we stressed the risks associated with these investments, their intrinsically weak fundamentals, inherent cyclicality, the challenges of trying to anticipate the impact of higher interest rates on the business, and ultimately their poor fit with our philosophy and process. Unsurprisingly, European bank stocks have delivered poor market returns over the past few years. As a group, they've underperformed the Index by 20 percentage points in 2018; by an annualized 11 points in the past three years; and by an annualized 9 points in the past five years. They were down 36% last year, and 45% cumulatively since 2013 (compared to the Index, which was up 117% over that period).7

At this point, their prices are back to mid-2016 levels. In our second quarter 2016 commentary, we wrote that "if things are as bad as trading multiples imply for the banks, not being invested in them will only help us marginally," and that they had "almost become a Pascalian wager at this stage." We think these comments may once again be applicable to the sector. To be clear, we believe this is in part a function of expectations of future interest rates, as banks are often more a trade call than a long-term investment. More fundamentally, while emphasis is often put on their financial leverage, or the risk profile and liquidity of their assets, we are puzzled by the lack of attention paid to the underlying characteristics of these businesses (notwithstanding constant government interference), and most importantly, in our view, how they have structurally changed for the worse since the financial crisis. Because of this, even though we remain shareholders of AIB and believe the stock trades at an irrational discount, we find that many of these financial institutions simply fall short of our quality requirements.

7  European bank stocks are represented by the EURO STOXX Banks Index. Time period used is the 2018 calendar year.

6

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Overall, the Fund has limited exposure to the credit cycle and financially levered companies. It also has little exposure to highly cyclical businesses, such as car manufacturers. We owned some of these companies in the past, and recognize many now trade at low multiples, even after adjusting for a likely downturn in demand and prices (this time possibly without the offsetting benefits of strong growth and high margins in China). However, while price is an important selection criterion for us, it is not the only one, and it's never sufficient by itself to warrant an investment. First and foremost, we look for quality. We need to be able to research and analyze a business and become confident the underlying fundamentals support solid long-term returns.

In the case of car manufacturers, we continue to work toward assessing the structural effects of the many disruptive forces the industry is facing, which include (in no particular order): continued regulatory pressure; the rise of Chinese producers; the move toward electric powertrains; the rising influence of outside technology on the cabin experience; generational changes in consumer transportation preferences; the outsourcing of core competencies; and the risk of brand erosion.

While we try to provide some perspectives on the Fund's sector profile in these commentaries, we would highlight that our portfolio is simply a residual output of our bottom-up approach. We also find that the Global Industry Classification Standard (GICS) classifications are of limited relevance. Page Group, for instance, is a provider of recruitment services, yet it is classified as Industrial. In our view, GICS's sector definitions are too broad to give a meaningful picture of our underlying holdings.

More fundamentally, we believe the Fund is exposed to a fairly diverse group of sectors, as well as geographies, and is exposed to markets that we think have limited correlation. We also believe many of our holdings have unique secular dynamics that may make them more predictable and better suited to work through potential short-term economic challenges.

While it is impossible to anticipate how individual stocks will perform going forward, we would argue that the Fund's exposure to varying sectors and geographies, along with the quality of its holdings, positions it well to withstand further market dislocation. To this, of course, we need to add the cash holding, which offers us the flexibility to buy when others are selling. It may also be a driver of performance through the cycle.

High point in cycle and mounting risks

Looking at market prospects, we find ourselves increasingly of two minds about the current environment.

On the one hand, we view the recent correction as relatively modest, especially considering the strong run up in prices that preceded it. While the number of potential ideas we are currently looking at is greater than it has been in some time, we do not believe prices have reached attractive levels yet. We also continue to see significant risks in the system.

We wrote earlier about some of the political challenges. To these we would add rising social tensions in France that have the potential to derail the proposed agenda of economic reforms, and to put pressure on the European Union and its currency. This is particularly concerning in the context of the upcoming parliamentary elections, which we believe is likely to favor political extremes. The risk is further accentuated by developments in Germany, which is seeing signs of weaker economic growth and is facing a daunting transition after 18 years of Angela Merkel's leadership.

From a macro-economic standpoint, the Chinese growth engine appears to be running out of gas. The negative impact of a trade war with the United States and a looming global backlash over privacy concerns could contribute further to the slowdown. A more dramatic crisis is also possible following years of directed, and thus often unproductive, investments, together with the aggressive use of financial leverage. Other emerging markets

7

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

could face currency crises if the U.S. dollar continues to appreciate. Subject to the outcome of the Brexit process, the UK economy could experience a material downturn. Other continental European markets could also struggle to maintain improving economic momentum as a result.

Generally speaking, we are likely at a high point in the economic cycle, and at an even higher point in the credit cycle. Across the board, but particularly in the United States, leverage continues to grow to concerning levels in the areas of government debt, leveraged loans, and student borrowing (along with other forms of consumer financing). Of course, this makes both the economy and capital markets sensitive to a potential increase in interest rates. We believe one of the most impactful issues for markets could be a shift away from unprecedented accommodative monetary policies across the globe. Low interest rates have largely contributed to economic growth and the run-up in market prices in the past decade. If rates were to increase further from here, we would expect these trends to reverse.

From a capital market standpoint, the twin waves of quantitative and passive investment strategies continue to drive indiscriminate buying and combined with diminishing liquidity, to foster irrational market pricing. On that note, we would point out that John Bogle, the "father of the Index Fund," recently warned of the dangers of his own creation in an interview with the Wall Street Journal8. He appeared to point out the fallacy of strategies set to mimic a market they have come to replace in large measure. He also talked of the socialization of returns, and the need for differentiated performance. Most importantly, he expressed concern over the consolidation of ownership and the transfer of corporate governance into the hands of corporate renters with no understanding of the business, no financial discipline, and little alignment of interest with equity holders. As a result, companies are also likely to become even more susceptible to political interference.

Opportunities in market inefficiency and increased volatility

On the other hand, many of these top-down concerns only matter in our view if they could structurally impact the fundamentals of the businesses we own (or that we are hoping to buy), and affect their ability to generate free cash flows in the long term. To the extent these risks only impact market sentiment and prices, they provide us with opportunities. The more numerous and broad the macro risks, the greater the opportunities. With large amounts of cash available in the Fund, we believe we are well-positioned to take advantage of price dislocations.

Short-term volatility also gives us an opportunity to actively rotate capital into companies we know well, consider to be high quality, and have owned in the past. Historically, this has been an important and effective contributor to alpha generation for us as investors.

More generally, from our perspective as fundamental investors, we think many inefficiencies have been building in capital markets. Following years of near-zero interest rates and with the extended use of automation and indexing as investment tools, the level of price discovery in the market may have reached historic lows. The disconnect between stock valuations and underlying fundamentals has grown in recent years to a point where it is now exemplified almost daily by wide fluctuations in prices in response to one random report on trade wars, or a comment on possible future action by the Central Bank.

This is all good news for us. It means we have less competition along with more and greater opportunities for mispriced securities. Our team is continuing to grow and mature into a unique ensemble of experienced and talented stock pickers who are all methodically applying a common investment philosophy and a consistent selection process. With this in place, we expect to be well positioned to take advantage of these inefficiencies.

8  Wall Street Journal (Weekend Edition) article — December 2, 2018.

8

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

While the investment environment remains challenging today, our focus is on the opportunities that could transpire in the midterm to longer term. In the meantime, we continue to abide by our strict discipline that calls for minimizing the risk of permanent losses while seeking to build capital. We keep monitoring the companies on our coverage list in case of any temporary disruption. We also continue to look in (and travel to) every corner of the equity markets for compelling investment ideas.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

December 31, 2018

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

9

FPA INTERNATIONAL VALUE FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2018

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 12. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

10

FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

December 31, 2018

Common Stocks		77.8%
Application Software	7.0%
Beverages	6.6%
Professional Services	5.4%
Airlines	4.2%
Health Care Supply Chain	3.0%
General Merchandise Stores	2.8%
Flow Control Equipment	2.8%
Other Common Stocks	2.7%
Information Technology Services	2.7%
Funeral Services	2.7%
Specialty Apparel Stores	2.6%
Banks	2.6%
Other Spec Retail — Discretionary	2.5%
Specialty Chemicals	2.5%
Educational Services	2.5%
Food Services	2.5%
Specialty Pharmaceuticals	2.5%
Managed Health Care	2.5%
Advertising & Marketing	2.4%
Health Care Supplies	2.4%
Non Wood Building Materials	2.4%
Commercial & Residential Building Equipment & Systems	2.3%
Restaurants	1.9%
Defense Primes	1.8%
Other Commercial Services	1.8%
Packaged Food	1.7%
Household Products	1.0%
Short-term Investments		21.8%
Other Assets And Liabilities, Net		0.4%
Net Assets		100.0%

11

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

December 31, 2018

COMMON STOCKS	Shares	Fair Value
APPLICATION SOFTWARE — 7.0%
SAP SE (Germany)	52,664	$5,226,882
Sumo Group plc (Britain) (a)	2,851,347	4,322,428
TOTVS SA (Brazil)	821,340	5,753,853
		$15,303,163
BEVERAGES — 6.6%
Ambev SA (Brazil)	1,481,298	$5,869,770
Britvic plc (Britain)	366,478	3,732,509
Fomento Economico Mexicano SAB de CV (Mexico)	558,941	4,806,180
		$14,408,459
PROFESSIONAL SERVICES — 5.4%
Pagegroup plc (Britain)	979,467	$5,626,485
Randstad NV (Netherlands)	135,408	6,208,446
		$11,834,931
AIRLINES — 4.2%
Ryanair Holdings plc (Ireland) (a)	744,852	$9,139,118
HEALTH CARE SUPPLY CHAIN — 3.0%
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil) (a)(b)	6,484,921	$6,563,762
GENERAL MERCHANDISE STORES — 2.8%
Magazine Luiza SA (Brazil)	132,561	$6,178,679
FLOW CONTROL EQUIPMENT — 2.8%
Sulzer AG (Switzerland)	75,908	$6,049,586
INFORMATION TECHNOLOGY SERVICES — 2.7%
Capgemini SE (France)	60,206	$5,988,389
FUNERAL SERVICES — 2.7%
Dignity plc (Britain)	672,025	$5,969,724
SPECIALTY APPAREL STORES — 2.6%
Industria de Diseno Textil SA (Spain)	224,331	$5,725,973
BANKS — 2.6%
AIB Group plc (Ireland)	1,331,846	$5,616,006

12

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

COMMON STOCKS — Continued	Shares	Fair Value
OTHER SPEC RETAIL — DISCRETIONARY — 2.5%
GrandVision NV (Netherlands)	250,466	$5,486,012
SPECIALTY CHEMICALS — 2.5%
IMCD NV (Netherlands)	85,427	$5,468,487
EDUCATIONAL SERVICES — 2.5%
G8 Education Ltd. (Australia)	2,731,818	$5,446,736
FOOD SERVICES — 2.5%
Sodexo SA (France)	52,957	$5,431,024
SPECIALTY PHARMACEUTICALS — 2.5%
Hypera SA (Brazil)	697,205	$5,429,259
MANAGED HEALTH CARE — 2.5%
Notre Dame Intermedica Participacoes SA (Brazil) (a)	723,716	$5,427,047
ADVERTISING & MARKETING — 2.4%
Stroeer SE & Co. KGaA (Germany)	110,913	$5,375,749
HEALTH CARE SUPPLIES — 2.4%
EssilorLuxottica SA (France)	41,960	$5,318,760
NON WOOD BUILDING MATERIALS — 2.4%
Cie de Saint-Gobain (France)	160,060	$5,313,429
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 2.3%
Volution Group plc (Britain)	2,724,616	$4,983,461
RESTAURANTS — 1.9%
BK Brasil Operacao e Assessoria a Restaurantes SA (Brazil)	804,246	$4,291,249
DEFENSE PRIMES — 1.8%
Avon Rubber plc (Britain)	254,870	$4,060,716

13

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
OTHER COMMERCIAL SERVICES — 1.8%
Edenred (France)	104,625	$3,853,228
PACKAGED FOOD — 1.7%
Nestle SA (Switzerland)	46,680	$3,788,677
HOUSEHOLD PRODUCTS — 1.0%
L'Oreal SA (France)	9,676	$2,214,103
OTHER COMMON STOCKS — 2.7% (a)(d)		$6,024,678
TOTAL COMMON STOCKS — 77.8% (Cost $195,883,670)		$170,690,405
TOTAL INVESTMENT SECURITIES — 77.8% (Cost $195,883,670)		$170,690,405
SHORT-TERM INVESTMENTS — 21.8%
State Street Bank Repurchase Agreement — 0.50% 1/2/2019 (Dated 12/31/2018, repurchase price of $47,817,328, collateralized by $47,535,000 principal amount U.S. Treasury Notes — 2.875% 2025, fair value $48,775,759) (e)	$47,816,000	$47,816,000
TOTAL SHORT-TERM INVESTMENTS (Cost $47,816,000)		$47,816,000
TOTAL INVESTMENTS — 99.6% (Cost $243,699,670)		$218,506,405
Other Assets and Liabilities, net — 0.4%		840,736
NET ASSETS — 100.0%		$219,347,141

(a)  Non-income producing security.

(b)  Affiliated Security.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(e)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

14

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Forward Foreign Currency Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at December 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	6,824,511	BRL	25,780,000	2/15/2019	$6,632,922	$191,589	—
Barclays Bank PLC	USD	11,821,070	BRL	45,770,000	2/28/2019	11,762,106	58,964	—
Barclays Bank PLC	USD	1,920,170	EUR	1,690,000	2/15/2019	1,943,272	—	$(23,102)
Barclays Bank PLC	USD	32,594,827	EUR	28,287,000	3/21/2019	32,621,944	—	(27,117)
Total						$52,960,244	$250,553	$(50,219)

See accompanying Notes to Financial Statements.

15

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investment securities — at fair value (identified cost $183,891,348)	$164,126,643
Investments in affiliates — at fair value (identified cost $11,992,322)	6,563,762
Short-term investments — repurchase agreements	47,816,000
Cash	773
Foreign currencies at value (identified cost $3,887)	3,887
Receivable for:
Dividends and interest	1,037,831
Investment securities sold	437,214
Capital Stock sold	75,127
Unrealized appreciation on forward foreign currency contracts	250,553
Total assets	220,311,790
LIABILITIES
Payable for:
Due to broker — OTC derivatives collateral	500,000
Advisory fees	202,680
Capital Stock repurchased	51,321
Accrued expenses and other liabilities	155,039
Unrealized depreciation on forward foreign currency contracts	50,219
Unrealized depreciation on foreign currency contracts	5,390
Total liabilities	964,649
NET ASSETS	$219,347,141
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 16,204,027 outstanding shares	$251,979,152
Distributable earnings	(32,632,011)
NET ASSETS	$219,347,141
NET ASSET VALUE
Offering and redemption price per share	$13.54

See accompanying Notes to Financial Statements.

16

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $351,912)	$3,929,022
Interest	181,789
Total investment income	4,110,811
EXPENSES
Advisory fees	2,448,053
Transfer agent fees and expenses	168,956
Custodian fees	144,648
Trustee fees and expenses	137,958
Legal fees	133,862
Reports to shareholders	77,586
Audit and tax services fees	54,216
Filing fees	32,320
Administrative services fees	12,089
Other professional fees	10,922
Other	81,949
Total expenses	3,302,559
Reimbursement from Adviser	(144,570)
Net expenses	3,157,989
Net investment income	952,822
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	20,573,211
Investments in affiliates	(1,413,703)
Investments in forward foreign currency contracts	(97,917)
Investments in foreign currency transactions	398,770
Net change in unrealized appreciation (depreciation) of:
Investments	(43,586,471)
Investments in affiliates	(5,300,212)
Investments in forward foreign currency contracts	1,540,489
Translation of foreign currency denominated amounts	(19,517)
Net realized and unrealized loss	(27,905,350)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,952,528)

See accompanying Notes to Financial Statements.

17

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$952,822	$(254,049)
Net realized gain	19,460,361	51,595,979
Net change in unrealized appreciation (depreciation)	(47,365,711)	19,149,748
Net increase (decrease) in net assets resulting from operations	(26,952,528)	70,491,678
Distributions to shareholders	(3,871,469)	(1,513,532)
Capital Stock transactions:
Proceeds from Capital Stock sold	40,118,057	76,148,593
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,612,388	1,391,833
Cost of Capital Stock repurchased	(48,445,802)	(153,905,878)*
Net decrease from Capital Stock transactions	(4,715,357)	(76,365,452)
Total change in net assets	(35,539,354)	(7,387,306)
NET ASSETS
Beginning of Year	254,886,495	262,273,801
End of Year	$219,347,141	$254,886,495
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	2,670,234	5,546,324
Shares issued to shareholders upon reinvestment of dividends and distributions	267,386	98,293
Shares of Capital Stock repurchased	(3,229,344)	(10,625,741)
Change in Capital Stock outstanding	(291,724)	(4,981,124)

*  Net of redemption fees of $2,340 for the year ended December 31, 2017.

See accompanying Notes to Financial Statements.

18

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of year	$15.45	$12.21	$11.52	$12.87	$14.45
Income from investment operations:
Net investment income (loss)*	$0.06	$(0.01)	$0.22	$0.07	$0.14
Net realized and unrealized gain (loss) on investment securities	(1.73)	3.32	0.82	(0.86)	(1.45)
Total from investment operations	$(1.67)	$3.31	$1.04	$(0.79)	$(1.31)
Less distributions:
Dividends from net investment income	$(0.14)	$(0.07)	$(0.35)	$(0.56)	$(0.16)
Distributions from net realized capital gains	(0.10)	—	—	—	(0.11)
Total distributions	$(0.24)	$(0.07)	$(0.35)	$(0.56)	$(0.27)
Redemption fees	—	— **	— **	— **	— **
Net asset value at end of year	$13.54	$15.45	$12.21	$11.52	$12.87
Total investment return***	(10.81)%	27.12%	9.05%	(6.34)%	(9.19)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$219,347	$254,886	$262,274	$287,116	$468,001
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.35%	1.31%	1.28%	1.25%	1.22%
After reimbursement from Adviser	1.29%	1.29%	1.28%	1.25%	1.22%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.33%	(0.11)%	1.86%	0.50%	1.28%
After reimbursement from Adviser	0.39%	(0.09)%	1.86%	0.50%	1.28%
Portfolio turnover rate	120%	146%	93%	39%	84%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

19

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

20

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

21

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $234,987,720 for the year ended December 31, 2018. The proceeds and cost of securities sold resulting in net realized gains of $19,159,508 aggregated $220,022,743 and $200,863,235, respectively, for the year ended December 31, 2018. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2018:

Unrealized depreciation	$(30,380,011)
Late Year Ordinary and Post October Capital Loss Deferrals	(2,250,089)

As of December 31, 2018, the fund utilized $22,968,713 of prior year capital loss carryforward to offset current year realized gains.

The tax status of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	2018	2017
Dividends from ordinary income	$3,871,469	$1,409,917
Return of Capital	—	103,615

The cost of investment securities held at December 31, 2018, was $201,265,361 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2018, for federal income tax purposes was $5,065,012 and $35,445,023, respectively resulting in net unrealized depreciation of $30,380,011. As of and during the year ended December 31, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2015 or by state tax authorities for years ended on or before December 31, 2014.

During the year ended December 31, 2018, the Fund reclassified $405,685 to Paid in Capital from Distributable Earnings to align financial reporting to tax reporting. These permanent differences are primarily due to prior period adjustments. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2019.

22

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended December 31, 2018, the Fund paid aggregate fees and expenses of $137,958 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	—	$15,303,163	—	$15,303,163
Beverages	$4,806,180	9,602,279	—	14,408,459
Professional Services	—	11,834,931	—	11,834,931
Airlines	—	9,139,118	—	9,139,118
Health Care Supply Chain	—	6,563,762	—	6,563,762

23

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
General Merchandise Stores	—	$6,178,679	—	$6,178,679
Flow Control Equipment	—	6,049,586	—	6,049,586
Information Technology Services	—	5,988,389	—	5,988,389
Funeral Services	—	5,969,724	—	5,969,724
Specialty Apparel Stores	—	5,725,973	—	5,725,973
Banks	—	5,616,006	—	5,616,006
Other Spec Retail — Discretionary	—	5,486,012	—	5,486,012
Specialty Chemicals	—	5,468,487	—	5,468,487
Educational Services	—	5,446,736	—	5,446,736
Food Services	—	5,431,024	—	5,431,024
Specialty Pharmaceuticals	—	5,429,259	—	5,429,259
Managed Health Care	—	5,427,047	—	5,427,047
Advertising & Marketing	—	5,375,749	—	5,375,749
Health Care Supplies	—	5,318,760	—	5,318,760
Non Wood Building Materials	—	5,313,429	—	5,313,429
Commercial & Residential Building Equipment & Systems	$4,983,461	—	—	4,983,461
Restaurants	4,291,249	—	—	4,291,249
Defense Primes	4,060,716	—	—	4,060,716
Other Commercial Services	—	3,853,228	—	3,853,228
Packaged Food	—	3,788,677	—	3,788,677
Household Products	—	2,214,103	—	2,214,103
Other Common Stocks	—	6,024,678	—	6,024,678
Short-Term Investment	—	47,816,000	—	47,816,000
	$18,141,606	$200,364,799	—	$218,506,405
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$250,553	—	$250,553
Payable	—	(50,219)	—	(50,219)
	—	$200,334	—	$200,334

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $22,866,181 from Level 1 to Level 2 during the year ended December 31, 2018. The transfers between Level 2 and Level 1 of the fair value hierarchy during the year ended December 31, 2018, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

24

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended December 31, 2018 the fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $14,165,869 and $46,739,149, respectively.

During the year ended December 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$250,553	Unrealized depreciation on forward foreign currency contracts	$(50,219)
Total		$250,553		$(50,219)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	$(97,917)	$1,540,489
Total		$(97,917)	$1,540,489

NOTE 7 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables the Fund to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

25

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended December 31, 2018, the Fund had no borrowings under the agreement.

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2018:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$47,816,000	$(47,816,000	)**	—	—
Barclays Bank PLC:
Forward foreign currency contracts Receivable	$250,553	—		$(50,219)	$200,334
Barclays Bank PLC:
Forward foreign currency contracts Payable	$(50,219)	—		$50,219	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $48,775,759 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

26

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Affiliated Securities

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2018, appear below:

Investments	Shares as of December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares as of December 31, 2018
Common Stocks — 3.0%
Health Care Supply Chain — 3.0%
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil)(a)	917,021	$2,058,036	$12,617,267	$(1,397,626)	$(1,413,703)	$(5,300,212)	$6,563,762	6,484,921

(a)  Non-income producing security.

27

FPA INTERNATIONAL VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA INTERNATIONAL VALUE FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA International Value Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust"), including the portfolio of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2017 and the financial highlights for the years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2018.

Los Angeles, CA
February 22, 2019

28

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 13, 2018, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2019, on the recommendation of the Independent Trustees, who met in executive session on August 13, 2018 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 9, 2018, with the Independent Trustees meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 9 meeting, the Independent Trustees, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreement. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 9 meeting, the Independent Trustees requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Trustees also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Trustees were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Trustees received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Trustees and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Trustees when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Trustees these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees, as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager and the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Trustees noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011. The Board and the Independent Trustees concluded that the nature, extent

29

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of international multi-cap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees noted the Fund underperformed its Peer Group median for the one-, three- and five-year periods ending March 31, 2018. The Board also noted that the Fund outperformed the Fund's benchmark, MSCI All Country World Ex US, for the one-, three- and five-year periods ending March 31, 2018. They also noted that Broadridge had given the Fund a "Neutral" Analyst Rating. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser had extended its waiver of a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio, although the Fund's current expense ratio is below that limit. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked above the average of those of the Peer Group. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also

30

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) one analyst, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered that the Adviser had agreed to forgo the compensation for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.29% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2019. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to

31

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2019.

32

FPA INTERNATIONAL VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2018	$1,000.00	$1,000.00
Ending Account Value December 31, 2018	$918.10	$1,018.70
Expenses Paid During Period*	$6.24	$6.57

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2018 (184/365 days).

33

FPA INTERNATIONAL VALUE FUND
PRIVACY POLICY

(Unaudited)

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial adviser or consultant, and/or (v) from information captured on applicable websites. The nonpublic personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LP.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial adviser or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website,

34

FPA INTERNATIONAL VALUE FUND
PRIVACY POLICY (Continued)

(Unaudited)

the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

35

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee	2015	Registered Investment Adviser, ML2 Wealth Advisors. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

36

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
Allan M. Rudnick, 1940	Trustee & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust and FPA New Income, Inc. (since 2010), of Source Capital, Inc. (since 2012), and of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012).	8	None

37

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

38

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Pierre O. Py, 1976	Vice President and Portfolio Manager	2011

Managing Director of FPA (since 2013). Co-Portfolio Manager of FPA Paramount Fund, Inc. (since 2013). Vice President of FPA (from September 2011 to December 2012). Co-President from 2013 to February 2015 and Vice President from November 2011 to August 2013 of FPA Paramount Fund, Inc.; and President from November 2013 to February 2015 and Vice President from November 2011 to November 2013 of the Fund.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Senior Vice President and Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

39

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

FPA International Value Fund	2017	2018
(a) Audit Fees	$41,905	$31,000
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,547	$6,500
(d) All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

FPA Crescent Fund	2017	2018
(a) Audit Fees	$72,670	$54,300
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$16,867	$11,500
(d) All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)            the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 8, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 8, 2019